As filed with the Securities and Exchange Commission on March 2, 2005.

                                                Securities Act File No. 33-79180
                                       Investment Company Act File No. 811-08518

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                     ------

Pre-Effective Amendment No.
                            ----                                     ------
Post-Effective Amendment No.  14                                        X
                             ----                                    ------

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                     ------
Amendment No.  15                                                       X
              ----                                                   ------


                             GABELLI GOLD FUND, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            RYE, NEW YORK 10580-1422
                            ------------------------
                     (Name and Address of Agent for Service)


                                   Copies to:
James E. McKee, Esq.                            Daniel Schloendorn, Esq.
Gabelli Gold Fund, Inc.                         Willkie Farr & Gallagher, LLP
One Corporate Center                            787 Seventh Avenue
Rye, New York 10580-1422                        New York, New York 10019-6099

It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b); or
         -----
                  on [____] pursuant to paragraph (b); or
         ------
          X       60 days after filing pursuant to paragraph (a)(1); or
         ---
                  on [____] pursuant to paragraph (a)(1); or
         ----
                  75 days after filing pursuant to paragraph (a)(2); or
         ----
                  on [____] pursuant to paragraph (a)(2) of Rule 485.
         ----

If appropriate, check the following box:
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 p.m.


             ------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
             ------------------------------------------------------

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    4

MANAGEMENT OF THE FUND ....................................................    6

    Purchase of Shares ....................................................    7

    Redemption of Shares ..................................................    9

    Exchange of Shares ....................................................   11

    Pricing of Fund Shares ................................................   12

    Dividends and Distributions ...........................................   13

    Tax Information .......................................................   13

    Mailings to Shareholders ..............................................   14

FINANCIAL HIGHLIGHTS ......................................................   15



GABELLI
GOLD
FUND,
INC.

CLASS AAA SHARES


PROSPECTUS
MAY 1, 2005


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli Gold Fund, Inc. (the "Fund") seeks to provide investors with long-term appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the "80% Investment Policy"). The Fund seeks to achieve its objective by focusing on stocks that are undervalued but have favorable prospects for growth, and by investing up to 30% of its net assets in gold bullion. The Fund concentrates its investments in gold-related industries.


PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Securities of companies involved in gold-related industries are considered speculative and the prices of these securities may experience greater volatility than companies not involved in this industry. Because of the concentration in gold-related securities, the Fund may experience greater volatility than a broader-based fund. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. Also, any gains realized upon the sale of bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the "Code") that at least 90% of the Fund's gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund will not count towards the asset diversification requirements in the Code applicable to the Fund. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. In addition, foreign securities, particularly those in emerging markets, are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the growth potential of particular stocks is incorrect.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are seeking a long-term goal such as retirement

      o you are looking to add an aggressive growth component to your portfolio

      o you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking monthly income

      o     you are pursuing a short-term goal or investing emergency reserves

      o     you are seeking safety of principal


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2

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PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1995), and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare with those of (i) the Philadelphia Gold & Silver Index, a widely recognized unmanaged index composed of precious metals-related common stocks and (ii) the Lipper Gold Fund Average which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                             GABELLI GOLD FUND, INC.
  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1995                       3.1%
1996                       8.0%
1997                     (51.9)%
1998                      (3.6)%
1999                      10.1%
2000                     (15.6)%
2001                      26.0%
2002                      87.2%
2003                      49.4%

During the period shown in the bar chart, the highest return for a quarter was ____% (quarter ended _______________) and the lowest return for a quarter was
____% (quarter ended ________________).

      AVERAGE ANNUAL TOTAL RETURNS                 PAST             PAST             PAST        SINCE JULY 11,
(FOR THE PERIODS ENDED DECEMBER 31, 2004)        ONE YEAR        FIVE YEARS        TEN YEARS          1994*
-----------------------------------------        --------        ----------        ---------     --------------
Gabelli Gold Fund, Inc. Class AAA Shares:
     Return Before Taxes ....................        --%             --%               --%              --%
     Return After Taxes on Distributions ....        --%             --%               --%              --%
     Return After Taxes on Distributions
     and Sale of Fund Shares ................        --%             --%               --%              --%
Philadelphia Gold & Silver Index** ..........        --%             --%               --%              --%
Lipper Gold Fund Average ....................        --%             --%               --%              --%
S&P 500 Composite Stock Price Index** .......        --%             --%               --%              --%


------------------------
*     From  July  11,  1994,  the  date  that  the  Fund  commenced   investment
      operations.

** The index figures do not reflect any deduction for fees, expenses or taxes, and include reinvested dividends.


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

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss on the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not
relevant  to  investors  who  hold  their  Fund  shares   through   tax-deferred
arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


REDEMPTION FEES (for Shares held less than 60 days) payable to the Fund .....      2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees .............................................................      1.00%

Distribution (Rule 12b-1) Expenses (1) ......................................      0.25%

Other Expenses ..............................................................        --%
                                                                                   ----

Total Annual Fund Operating Expenses ........................................        --%
                                                                                   ====

------------------------
(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


            1 YEAR        3 YEARS          5 YEARS           10 YEARS
            ------        -------          -------           --------
             $--            $--               $--               $--


                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An invest


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

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ment in the Fund may  offer a better  opportunity  for  capital  growth  for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets,
an   investment   in  the  Fund  would   diversify  an  existing   portfolio  of
non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and its ability to create shareholder wealth.

Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund.

      o GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in the precious metals industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of certain precious metals and minerals.


      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.

      o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:



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

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            o     CURRENCY RISK. Fluctuations in exchange rates between the U.S.
                  dollar  and  foreign   currencies  may  negatively  affect  an
                  investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

            o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

            o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

            o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

      o EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.


      o CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly traded company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2004, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.



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6
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A discussion  regarding  the reasons for the  approval of the Fund's  management agreement with the Advisor will be available in the Fund's semi-annual report for the period ending June 30, 2005.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day investment management of the Fund's investments. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly owned subsidiary of GBL, Portfolio Manager of the Gabelli International Growth Fund, Inc. since June 1995, and Co-Portfolio Manager of The Gabelli Global
Opportunity Fund since May 1998 and a member of the Gabelli Growth Fund portfolio management team.

The Fund's Statement of Additional Information provides additional information about Mr. Bryan's compensation, other accounts managed by Mr. Bryan and Mr. Bryan's ownership of securities in the Fund.

RULE 12B-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of Fund assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent or through registered broker-dealers that have entered into selling agreements with the Distributor specifically.


      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "Gabelli Gold Fund, Inc." to:

            BY MAIL                                  BY PERSONAL DELIVERY
            -------                                  --------------------
            THE GABELLI FUNDS                        THE GABELLI FUNDS
            P.O. BOX 8308                            C/O BFDS
            BOSTON, MA 02266-8308                    66 BROOKS DRIVE
                                                     BRAINTREE, MA 02184


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments,



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                                                                               7

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send a check to the  above  address  with a note  stating  your  exact  name and account number, the name of the Fund and class of shares you wish to purchase.

o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: GABELLI GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value next determined after the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum subsequent investment requirement. Broker-dealers may have different minimum investment requirements.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment may vary dependent upon the criteria established by your plan sponsor or broker-dealer. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.



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8
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CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.



THIRD PARTY ARRANGEMENTS. The Distributor and its affiliates may utilize a portion of their assets, including 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board of Directors, the Fund pays a portion of these charges out of assets other than 12b-1 payments, representing savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Fund through these programs.

The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plans), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder sevices as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

The Distributor negotiates the level of payments described above to any particular broker dealer or intermediary with each firm. Currently, such payments range from .10% to .40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.


The Fund redeems its shares based on the net asset value next determined after the Fund receives your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.



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                                                                               9
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In order to discourage  frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, and (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Fund monitors purchase and redemption activities to assist in minimizing short-term trading.


You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.


      o     BY LETTER. You may mail a letter requesting redemption of shares to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (including an
            IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872- 5365 (617-328-5000 from outside the United States) or visiting our website at www.gabelli.com. IRA holders should consult a tax adviser concerning tax rules applicable to IRAs. If State Street acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you will be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.



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      1.    Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

      2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.


In effecting an exchange:

            o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

            o if you are exchanging to a fund with a higher sales charge, you must pay the difference at the time of exchange;

            o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

            o     you may realize a taxable gain or loss;

            o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus.


            o you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a registered broker-dealer.


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                                                                              11

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      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.


      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The net asset value per share of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Directors. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's net asset value that has affected, or is likely to affect, more than minimally, the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the



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12

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time as of which the  Fund's net asset  value is  calculated  whenever  the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be realized upon the sale of that asset. The value of the Fund's portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the
reinvestment   date,   which  is  typically  the  date  dividends  are  paid  to
shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state and local tax. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.


A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.


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                                                                              13

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The Fund may be required to withhold a portion of the  dividends,  distributions and redemption  proceeds  payable to  shareholders  who fail to provide the Fund
with  their  correct  taxpayer   identification   number  or  to  make  required
certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                             MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


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14
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                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single AAA Share. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.


                             GABELLI GOLD FUND, INC.

Per share amounts for the Fund's Class AAA Shares outstanding throughout each fiscal year ended December 31,


                                                  2004          2003              2002              2001              2000
                                                --------      --------          --------          --------          --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..                    $  12.28          $   6.56          $   5.26          $   6.23
                                                --------      --------          --------          --------          --------
   Net investment income (loss) ..........                       (0.08)(a)         (0.02)(a)          0.07(a)          (0.00)(a)(c)
   Net realized and unrealized gain (loss)
      on investments .....................                        6.11              5.74              1.30             (0.97)
                                                --------      --------          --------          --------          --------
   Total from investment operations ......                        6.03              5.72              1.37             (0.97)
                                                --------      --------          --------          --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................                       (0.17)               --             (0.07)               --
                                                --------      --------          --------          --------          --------
   Total distributions ...................                       (0.17)               --             (0.07)               --
   Redemption fees .......................                        0.04                --                --                --
                                                --------      --------          --------          --------          --------
   NET ASSET VALUE, END OF PERIOD ........                    $  18.18          $  12.28          $   6.56          $   5.26
                                                ========      ========          ========          ========          ========
   Total return+ .........................                        49.4%             87.2%             26.0%            (15.6)%
                                                ========      ========          ========          ========          ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..                    $352,112          $138,906          $ 15,514          $ 13,329
   Ratio of net investment income (loss)
      to average net assets ..............                       (0.58)%           (0.15)%            1.19%            (0.01)%
   Ratio of operating expenses
      to average net assets (b) ..........                        1.55%             1.67%             2.46%             2.49%
   Portfolio turnover rate ...............                          12%               53%               37%               21%

--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a)   Based on average month-end shares outstanding.

(b) The Fund incurred interest expense during the years ended December 31, 2002, 2001, 2000, and 1999. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.64%, 2.40%, 2.40%, and 2.36%, respectively.

(c)   Amount represents less than $0.005 per share.



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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------


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                                                                              19
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                             GABELLI GOLD FUND, INC.

                                CLASS AAA SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Fund's prospectuses, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o     Free  from  the  EDGAR Database  on  the  Commission's   website  at
            www.sec.gov.

(Investment Company Act File No. 811-08518)


--------------------------------------------------------------------------------
20

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 p.m.


             ------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
             ------------------------------------------------------

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    5

MANAGEMENT OF THE FUND ....................................................    7

    Classes of Shares .....................................................    8

    Purchase of Shares ....................................................   12

    Redemption of Shares ..................................................   15

    Exchange of Shares ....................................................   16

    Pricing of Fund Shares ................................................   17

    Dividends and Distributions ...........................................   18

    Tax Information .......................................................   19

    Mailings to Shareholders ..............................................   19

FINANCIAL HIGHLIGHTS ......................................................   19



GABELLI
GOLD
FUND,
INC.


CLASS A, B, C AND I SHARES



PROSPECTUS
MAY 1, 2005


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

Gabelli Gold Fund, Inc. (the "Fund") seeks to provide investors with long-term appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of foreign and domestic issuers principally engaged in gold-related activities and gold bullion (the "80% Investment Policy"). The Fund seeks to achieve its objective by focusing on stocks that are undervalued but have favorable prospects for growth, and by investing up to 30% of its net assets in gold bullion. The Fund concentrates its investments in gold-related industries.

PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Securities of companies involved in gold-related industries are considered speculative and the prices of these securities may experience greater volatility than companies not involved in this industry. Because of the concentration in gold-related securities, the Fund may experience greater volatility than a broader-based fund. Investors should note that bullion may depreciate in value, and unlike other investments, does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. Also, any gains realized upon the sale of bullion will not count towards the requirement in the Internal Revenue Code of 1986, as amended (the "Code"), that at least 90% of the Fund's gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources. In addition, bullion owned by the Fund will not count towards the asset diversification requirements in the Code applicable to the Fund. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. In addition, foreign securities, particularly those in emerging markets, are subject to currency, information and political risks. The Fund is also subject to the risk that the judgment of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), about the growth potential of particular stocks is incorrect.


YOU MAY WANT TO INVEST IN THE FUND IF:


      o     you are investing for a long-term goal such as retirement


      o you are looking to add an aggressive growth component to your portfolio

      o you are willing to accept higher risks of investing in a sector of the stock market in exchange for long-term returns

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking monthly income

      o     you are pursuing a short-term goal or investing emergency reserves

      o     you are seeking safety of principal


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare to those of (i) the Philadelphia Gold & Silver Index, a widely recognized unmanaged index composed of precious metals-related common stocks and (ii) the Lipper Gold Fund Average which represents an unmanaged average composed of gold-related mutual funds, as tracked by Lipper, Inc. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, B and C shares prior to their issuance on December 27, 2002. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for the life of the Fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class A Shares, Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                             GABELLI GOLD FUND, INC.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


1995                       3.1%
1996                       8.0%
1997                     (51.9)%
1998                      (3.6)%
1999                      10.1%
2000                     (15.6)%
2001                      26.0%
2002                      87.2%
2003                      49.4%
2004                        --%
------------------------

* The bar chart above shows total returns for Class AAA Shares for the periods ended 1995 through 2002 and total returns for Class A Shares for the periods ended 2003 through 2004 (2003 was the first full calendar year that Class A Shares were offered).

      Class A, Class B and Class C Shares sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the
      highest  return for a quarter was      % (quarter ended          ) and the
      lowest return for a quarter was      % (quarter ended                   ).



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        AVERAGE ANNUAL TOTAL RETURNS                          PAST            PAST             PAST         SINCE JULY 11,
 (FOR THE PERIODS ENDED DECEMBER 31, 2004)                 ONE YEAR        FIVE YEARS        TEN YEARS          1994*
 -----------------------------------------                 --------        ----------        ---------      -------------
Gabelli Gold Fund, Inc. Class A Shares**
     Return Before Taxes ...............................      --%               --%              --%             --%
     Return After Taxes on Distributions ...............      --%               --%              --%             --%
     Return After Taxes on Distributions
     and Sale of Fund Shares ...........................      --%               --%              --%             --%
Philadelphia Gold & Silver Index*** ....................      --%               --%              --%             --%
Lipper Gold Fund Average ...............................      --%               --%              --%             --%
S&P 500 Composite Stock Price Index*** .................      --%               --%              --%             --%

------------------------
*     From  July  11,  1994,  the  date  that  the  Fund  commenced   investment
      operations.

** Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction.

*** The index figures do not reflect any deduction for fees, expenses or taxes, and includes reinvested dividends.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Tax on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss on the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.


FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                CLASS A       CLASS B       CLASS C       CLASS I
                                                                SHARES        SHARES        SHARES        SHARES
                                                                ------        ------        ------        ------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ....................      5.75%(1)      None          None          None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(4)) ...............      None(2)       5.00%(3)      1.00%(3)      None
REDEMPTION FEES (for Shares held less than 60 days)
   payable to the Fund ....................................      2.00%         2.00%         2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...........................................      1.00%         1.00%         1.00%         1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .........      0.25%         1.00%         1.00%         None
Other Expenses ............................................       --%           --%           --%           --%
                                                                 ----          ----          ----          ----
Total Annual Fund Operating Expenses ......................       --%           --%           --%           --%
                                                                 ====          ====          ====          ====

------------------------
(1)   The sales charge declines as the amount invested increases.

(2) If no sales charge was paid at the time of purchase as part of an investment that is greater than $2,000,000, shares redeemed within 24 months of such purchase may be subject to a deferred sales charge of 1.00%.

(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(4) "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is lower.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted sales charge.



--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR           3 YEARS          5 YEARS         10 YEARS
                                                               ------           -------          -------         --------
Class A Shares
      - assuming redemption...........................           $--               $--             $--             $--
      - assuming no redemption........................           $--               $--             $--             $--
Class B Shares
      - assuming redemption...........................           $--               $--             $--             $--
      - assuming no redemption........................           $--               $--             $--             $--
Class C Shares
      - assuming redemption...........................           $--               $--             $--             $--
      - assuming no redemption........................           $--               $--             $--             $--
Class I Shares
      - assuming redemption...........................           $--               $--             $--             $--
      - assuming no redemption........................           $--               $--             $--             $--


                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective is to seek long-term capital appreciation. The investment objective of the Fund may not be changed without shareholder approval.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in "gold-related" activities and gold bullion. A company is principally engaged in gold-related activities if it derives more than 50% of its income or devotes 50% or more of its assets to those activities. The 80% Investment Policy may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy. The Fund may also invest in equity securities of companies engaged in similar activities with respect to silver, platinum or other precious metals or minerals. Equity securities include common and preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

The Fund provides investors with the opportunity to invest in gold and gold-related securities. An investment in the Fund may offer a better opportunity for capital growth for the long-term investor willing to accept an above-average risk. Because gold (a tangible asset) has not always moved in close correlation with financial assets, an investment in the Fund would diversify an existing portfolio of non-gold-related securities and other investments.

In selecting investments for the Fund, the Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of production, capitalization per ounce of recoverable reserves, quality of management and its ability to create shareholder wealth.

Because most of the world's gold production is outside of the United States, the Fund expects that a significant portion of its assets may be invested in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or regions will change from time to time based on the Adviser's judgment. Among other things, the Adviser will consider the economic stability and economic outlook of these countries and regions.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include short-term fixed income securities or money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

Investing in the Fund involves the following risks:

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth when purchased by the Fund.

      o GOLD-RELATED RISKS. The risk that the stock prices of companies involved in precious metals-related industries will experience greater volatility than companies not involved in the precious metals industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of certain precious metals and minerals.


      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued but which have favorable prospects for growth. The Fund's share price may decline if the market favors other types of stocks. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund's shares may decline.


      o FOREIGN SECURITIES RISK. A fund that invests outside the U.S. carries additional risks that include:

            o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

            o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

            o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

            o ACCESS RISK. The risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

      o EMERGING MARKETS RISK. Investing in emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. The typically small size of these markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of securities held by the Fund.


      o CONCENTRATION RISKS. Because the Fund will invest more than 25% of its total assets in securities of companies involved in gold-related or precious metals-related activities, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly traded company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2004, the Fund paid the Adviser a fee equal to 1.00% of the value of its average daily net assets.

A discussion regarding the reasons for the approval of the Fund's management agreement with the Adviser will be available in the Fund's semi-annual report for the period ending June 30, 2005.

THE PORTFOLIO MANAGER. Mr. Caesar M.P. Bryan is primarily responsible for the day-to-day investment management of the Fund's investments. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Investors, Inc., a wholly owned subsidiary of GBL, Portfolio Manager of the Gabelli International Growth Fund, Inc. since June 1995, and Co-Portfolio Manager of The Gabelli Global
Opportunity Fund since May 1998 and a member of the Gabelli Growth Fund portfolio management team.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Fund's Statement of Additional Information provides additional information about Mr. Bryan's compensation, other accounts managed by Mr. Bryan and Mr. Bryan's ownership of securities in the Fund.


                                CLASSES OF SHARES


Four classes of the Fund's shares are offered in this prospectus - Class A Shares, Class B Shares and Class C Shares and Class I Shares. Class AAA Shares of the Fund are described in a separate prospectus. Class I Shares may be purchased only by institutions that make an initial investment of at least $500,000 if the investor purchases shares directly though Gabelli & Company, Inc., the Fund's Distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. Class B shares are not currently available for new purchases, other than exchanges from Class B shares of other Gabelli funds. The table that follows summarizes the differences among the Class A, Class B and Class C Shares.


      o A "front-end sales load" or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

----------------------------------------------------------------------------------------------------------------------------------
                              CLASS A SHARES                CLASS B SHARES             CLASS C SHARES           CLASS I SHARES
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Front End Sales Load?       Yes. The percentage          No.                        No.                       No.
                            declines as the amount
                            invested increases.
----------------------------------------------------------------------------------------------------------------------------------
Contingent Deferred         No, except for shares        Yes, for shares            Yes, for shares           No.
Sales Charge?               redeemed within twenty-      redeemed within            redeemed within twelve
                            four months after            seventy-two months         months after purchase.
                            purchase as part of an       after purchase.
                            investment greater than      Declines over time.
                            $2 million if no front-end
                            sales charge was paid
                            at the time of purchase.
----------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Fee              0.25%                        1.00%                      1.00%                     None.
----------------------------------------------------------------------------------------------------------------------------------
Convertible to Another      No.                          Yes. Automatically         No.                       No.
Class?                                                   converts to Class A
                                                         Shares approximately
                                                         ninety-six months
                                                         after purchase.
----------------------------------------------------------------------------------------------------------------------------------
Fund Expense Levels         Lower annual expenses        Higher annual expenses     Higher annual             Lower annual expenses
                            than Class B or Class C      than Class A Shares        expenses than Class A     than Class A, Class B
                            Shares. Higher annual        and Class I Shares.        Shares and Class I        or Class C Shares.
                            expenses than Class I                                   Shares.
                            Shares.
----------------------------------------------------------------------------------------------------------------------------------


REDEMPTION FEE. If you sell or exchange your shares within 60 days after the purchase date, you will be charged a redemption fee of 2.0% of the total redemption which is payable to the Fund.

In selecting a class of shares in which to invest, you should consider




--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------


      o     the length of time you plan to hold the shares.

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value.

      o whether you qualify for a reduction or waiver of the Class A sales charge.

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase.

      o whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more).

-------------------------------------------------------------------------------------------------------------------------------
                           IF YOU...                                                 THEN YOU SHOULD CONSIDER...
-------------------------------------------------------------------------------------------------------------------------------
o do not qualify for a reduced or waived front end sales load        purchasing Class C Shares instead of either Class A Shares
  and intend to hold your shares for only a few years                or Class B Shares

o do not qualify for a reduced or waived front end sales load and    purchasing Class B Shares instead of either Class A Shares
  intend to hold your shares for several years                       or Class C Shares

o do not qualify for a reduced or waived front end sales load and    purchasing Class A Shares
  intend to hold your shares indefinitely

o are an institution and wish to purchase at least $500,000 worth    purchasing Class I Shares
  of shares
-------------------------------------------------------------------------------------------------------------------------------

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and reductions and waivers applicable to the various classes of the Fund's shares is also available free of charge on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").


Sales Charge -- Class A Shares. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                                       SALES CHARGE       SALES CHARGE      REALLOWANCE
                                                       AS % OF THE          AS % OF             TO
AMOUNT OF INVESTMENT                                  OFFERING PRICE*    AMOUNT INVESTED   BROKER-DEALERS
--------------------                                  ---------------    ---------------   --------------
Under $50,000 ...............................               5.75%              6.10%            5.00%
$50,000 but under $100,000 ..................               4.50%              4.71%            3.75%
$100,000 but under $250,000 .................               3.50%              3.62%            2.75%
$250,000 but under $500,000 .................               2.50%              2.56%            2.00%
$500,000 but under $1 million ...............               2.00%              2.04%            1.75%
$1 million but under $2 million .............               1.00%              1.01%            1.00%
$2 million but under $3 million .............               0.00%**            0.00%            1.00%
$3 million or more ..........................               0.00%**            0.00%            0.50%


------------------------
*     Includes front end sales load.

**    Subject to a 1.00% CDSC for two years after purchase.


BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A invest-



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Fund, then you are eligible for a reduced sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.


      VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a volume discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age
      21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. You may base your eligibility on the current value of these holdings. The Fund uses the current net asset value of these holdings when combining them with your new and existing investments.

      LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor the Letter. If you fail to invest the total amount stated in the letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value. For more information on the Letter, call your broker.

      REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

            o     all of your accounts at the Fund or a broker;

            o     any account of yours at another broker;

            o accounts of related parties of yours, such as members of the same family, at any broker.

      You should therefore keep copies of these types of records.

      INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of



--------------------------------------------------------------------------------
10
      the redemption; (3) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (4) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (5) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (6) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act"), which have shares of the Fund as a principal investment; (7) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (8) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.


CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:


      o Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $2 million if no sales charge was paid at the time of purchase


      o Class B Shares within approximately seventy-two months of buying them

      o     Class C Shares within approximately twelve months of buying them

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                          CLASS B SHARES
              YEARS SINCE PURCHASE                             CDSC
              --------------------                        ---------------

              First ............................               5.00%
              Second ...........................               4.00%
              Third ............................               3.00%
              Fourth ...........................               3.00%
              Fifth ............................               2.00%
              Sixth ............................               1.00%
              Seventh and thereafter ...........               0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund to brokers at the time of sale who initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund to brokers at the time of sale who initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gain distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gain distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder


      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2


      o     involuntary redemptions made by the Fund

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.


RULE 12B-1 PLAN. The Fund has adopted distribution plans ("the Plans") under Rule 12b-1 for Class A, Class B and Class C Shares of the Fund. Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Shares and the provision of shareholder services.


For the Class A, Class B and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                         CLASS A        CLASS B        CLASS C
                                         -------        -------        -------
Service Fees ......................       0.25%          0.25%          0.25%
Distribution Fees .................       None           0.75%          0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------


The broker-dealer or other financial intermediary will transmit a purchase order and payment to the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), on your behalf. Broker-dealers or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Fund.


      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

            BY MAIL                                   BY PERSONAL DELIVERY
            -------                                   --------------------
            THE GABELLI FUNDS                         THE GABELLI FUNDS
            P.O. BOX 8308                             C/O BFDS
            BOSTON, MA 02266-8308                     66 BROOKS DRIVE
                                                      BRAINTREE, MA 02184

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: GABELLI GOLD FUND, INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110


      If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.


SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment, subject to an upfront sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value.


MINIMUM INVESTMENT. Your minimum initial investment must be at least $1,000 for Class A, B and C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A Shares, Class B Shares and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your miniumum initial investment for Class I Shares must be at least $500,000. The minimum initital investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A Shares, Class B Shares or Class C Shares. Broker-dealers may have different minimum investment requirements.


GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an indi-


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

vidual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.


THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers or financial intermediaries as a re-allowance of a portion of the sales commission, the Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured:
(i) as a percentage  of net sales;  (ii) as a percentage  of net assets;  and/or
(iii) as a fixed dollar amount.

The Distributor or an affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), such as the reimbursement of travel, lodging and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualifying registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.

The Distributor negotiates the level of payments described above to any particular broker dealer or intermediary with each firm. Currently, such payments range from .10% to .40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.


The Fund redeems its shares based on the net asset value next determined after the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges". See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Shares that are redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the share's aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, and (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchange or purchases. The Fund monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker/dealer or other intermediary and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


The Fund may pay your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.

In effecting an exchange

            o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

            o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.



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16

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            o     if  you  are  exchanging  from a fund  with a  redemption  fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange.


            o     you may realize a taxable gain or loss.

            o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain a prospectus.

            o you should be aware that brokers may charge a fee for handling an exchange for you.


You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charge and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's net asset value per share is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect mostly accurately their fair market value. Portfolio securities for which market quotations are readily available are valued at their current market value.

Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Directors. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Fund's Pricing Procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to



--------------------------------------------------------------------------------

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legal or contractual restrictions on resale,  securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (I.E., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be realized upon the sale of that asset. The values of the Fund's portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.



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18

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                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment income and net capital gains. Dividends out of net investment income and distributions of net short-term capital gains (I.E., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to tax. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

After the end of each year, the Fund will provide you with information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund since it began. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available on request.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                         INCOME
                                  FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
                   ---------------------------------------------------------      --------------------------
                                                     Net
                   Net Asset                    Realized and       Total
  Period             Value,         Net           Unrealized        from             Net
  Ended            Beginning     Investment     Gain (Loss) on    Investment      Investment        Total       Redemption
December 31,       of Period    Income (Loss)     Investments     Operations        Income      Distributions       Fees
------------      -----------   -------------   ---------------  ------------     ----------    -------------   -----------
Class A (a)
2004
2003                 $12.28       $(0.08)(b)        $6.11            $6.03          $(0.19)         $(0.19)         $0.04

Class B (a)
2004
2003                 12.28         (0.18)(b)         6.07             5.89           (0.11)          (0.11)          0.04

Class C (a)
2004
2003                 12.28         (0.18)(b)         6.08             5.90           (0.12)          (0.12)          0.04


                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                             ----------------------------------------------------------
                                                                 Net
                 Net Asset                   Net Assets       Investment      Operating
  Period          Value,                       End of      Income (Loss) to  Expenses to     Portfolio
   Ended          End of         Total         Period         Average Net     Average Net     Turnover
December 31,      Period        Return+       (in 000's)        Assets          Assets          Rate
------------     ---------    -----------   -------------  ----------------  -------------   ----------
Class A (a)
2004
2003              $18.16         49.4%         $5,480           (0.58)%         1.55%           12%

Class B (a)
2004
2003               18.10         48.3           1,626           (1.33)          2.30            12

Class C (a)
2004
2003               18.10         48.4           2,935           (1.33)          2.30            12

-----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Class A, Class B and Class C shares were outstanding for the period December 27, 2002 through December 31, 2002. Financial Highlights are not presented for Class A, Class B and Class C shares as the information for this period is not considered meaningful.

(b)   Based on average month-end shares outstanding.


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20

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

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22

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--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------


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                                                                              23

--------------------------------------------------------------------------------

                             GABELLI GOLD FUND, INC.

                            CLASS A, B C AND I SHARES


================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

--------------------------------------------------------------------------------
 You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


      o     Free from the Fund's website at www.gabelli.com.


      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.

(Investment Company Act File No. 811-08518)


--------------------------------------------------------------------------------
24

                             GABELLI GOLD FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005


This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Gold Fund, Inc., a Maryland corporation (the "Fund"). This SAI should be read in conjunction with the Fund's Prospectuses for Class AAA Shares and Class A Shares, Class B Shares, Class C Shares and Class I Shares, each dated May 1, 2005. For a free copy of a Prospectus, please contact the Fund at the address, telephone number or internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................2
INVESTMENT STRATEGIES AND RISKS............................................2
INVESTMENT RESTRICTIONS...................................................11
DIRECTORS AND OFFICERS....................................................12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS................................20
INVESTMENT ADVISORY AND OTHER SERVICES....................................20
DISTRIBUTION PLANS........................................................23
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................24
REDEMPTION OF SHARES......................................................27
DETERMINATION OF NET ASSET VALUE..........................................27
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................28
DESCRIPTION OF THE FUND'S SHARES..........................................34
FINANCIAL STATEMENTS......................................................34
APPENDIX A...............................................................A-1

                               GENERAL INFORMATION

The Fund is a diversified, open-end, management investment company organized under the laws of the State of Maryland on May 13, 1994. The Fund commenced operations on July 11, 1994.

                         INVESTMENT STRATEGIES AND RISKS

INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of foreign and domestic companies engaged principally in gold-related activities and gold bullion. Subject to this policy, the Fund may invest in any of the securities described below.

EQUITY SECURITIES

Because the Fund in seeking to achieve its investment objective may invest in the common stocks of both foreign and domestic issuers, an investment in the Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of the Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Fund's shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. The Fund does not expect to invest in excess of 5% of its assets in securities of unseasoned issuers (companies that have operated less than three years), which, due to their short operating history, may have less information available and may not be as liquid as other securities.

Moreover,  common  stocks do not  represent  an  obligation  of the  issuer  and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate and liquidation or redemption value is usually pre-established, such securities tend to have less possibility of capital appreciation.

Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in markets in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Such investments in securities of foreign issuers are frequently denominated in foreign currencies and because the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

Gabelli Funds, LLC (the "Adviser") will attempt to manage these risks so that strategies and investments such benefit the Fund, but no assurance can be given that they will be successfully managed.

BULLION OF GOLD AND OTHER PRECIOUS METALS

The Fund may invest up to 30% of its net assets in bullion of gold and other precious metals ("bullion"). Bullion will only be bought and sold through U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Investors should note that bullion offers the potential for capital appreciation or depreciation, but unlike other investments does not generate income, and in these transactions the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. The Fund may attempt to minimize the costs associated with the actual custody of bullion by the use of receipts or certificates representing ownership interests in bullion.

SOVEREIGN DEBT SECURITIES

The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The Fund expects to invest in the securities of companies located in developed countries, and to a lesser extent, those located in emerging markets. Developed markets include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. An emerging country is any country which is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by its authorities as emerging or developing, at the time of the Fund's investment. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws. The Fund may have limited legal recourse in the event of default. Also, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.

The Fund may also purchase securities issued by quasi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The Fund will not invest more than 20% of its assets in the securities of such supranational entities.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes and money market instruments such as commercial paper and bankers' acceptances. There is no minimum credit rating for these securities in which the Fund may invest. Accordingly, the Fund could invest in securities in default, although the Fund will not invest more than 5% of its assets in default only or in such securities.

Up to 20% of the Fund's total assets may be invested in lower-quality debt securities, although the Fund currently does not expect to invest more than 5% of its assets in such securities. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P"), respectively, which ratings are considered investment grade, possess some speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. See "Appendix - Description of Ratings." There are risks involved in applying credit ratings as a method of evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. The Fund will rely on the judgment, analysis and experience of its Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other fixed income securities will adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

At times, adverse publicity regarding lower-quality securities has depressed prices for such securities to some extent.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

The Fund may invest up to 25% of its total assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or unrated but of equivalent credit quality in the judgment of the Portfolio Manager.

Some of the convertible securities in the Fund's portfolio may be "Pay-in-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and nonassessable shares or units of the same or another specified security. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

SECURITIES SUBJECT TO REORGANIZATION

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option, and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), other than for hedging purposes, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

WARRANTS AND RIGHTS

The Fund may invest up to 5% of its total assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets (5% per issuer) in securities issued by other unaffiliated investment companies, although the Fund may not acquire more than 3% of the voting securities of any investment company.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without regard to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to a total of 15% of its net assets in securities that are subject to restrictions on resale and securities which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated for less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund's liquidity.

To the extent it can do so consistent with the foregoing limitations, the Fund may invest in non-publicly traded securities, including securities that are not registered under the Securities Act of 1933, as amended, but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act. The Board of Directors has adopted guidelines and delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investment of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities.

To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Dividends, Distributions and Taxes" below).

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

MONEY MARKET INSTRUMENTS

Subject to the Fund's policy of investing at least 80% of its net assets in securities of companies engaged principally in gold-related activities, the Fund may invest in money market instruments. In cases of abnormal market or economic conditions, the Fund may invest up to 100% of its assets in money market instruments for defensive purposes, although the Fund intends to stay invested in securities satisfying its investment objective to the fullest extent practicable. Money market instruments include obligations of the U.S. government and its agencies and instrumentalities, commercial paper (including bank obligations), certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. The Fund intends to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., rated in one of the two highest categories by Moody's or S&P or, if unrated, determined to be equivalent in credit quality by the Adviser. For liquidity purposes in meeting redemption requests or paying dividends or expenses, the Fund may also invest its assets in such instruments.

HEDGING TRANSACTIONS

FUTURES AND FORWARD CONTRACTS. The Fund may enter into futures and forward contracts only for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may enter into futures and forward contracts on precious metals as a hedge against changes in the prices of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund's hedging activities may include purchases of futures and forward contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire or sales of futures and forward contracts as an offset against the effect of anticipated declines in the price of precious metals which the Fund owns. Precious metals futures and forward contract prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. The Fund may also enter into futures and forward contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The Commodity Futures Trading Commission (the "CFTC") has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund's custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures and Options on Futures" below).

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, an agency of the U.S. government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

The Fund may also purchase and write covered call or put options on precious metals futures contracts. Such options would be purchased solely for hedging purposes. Call options might be purchased to hedge against an increase in the price of precious metals the Fund intends to acquire, and put options may be purchased to hedge against a decline in the price of precious metals owned by the Fund. As is the case with futures contracts, options on precious metals futures may facilitate the Fund's acquisition of precious metals or permit the Fund to defer disposition of precious metals for tax or other purposes.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES.

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular day and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived instrument needs of the Fund. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the Securities and Exchange Commission (the "SEC"), the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other high grade liquid debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (1) 67% of the Fund's voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage holdings restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

         (1) issue senior securities, except that the Fund may borrow money from a bank, including on margin if margin securities are owned, in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

         (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

         (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

         (4) invest for the purpose of exercising control over management of any company;

         (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than publicly traded real estate investment trusts and publicly traded master limited partnership interests; or

         (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests, provided that the Fund may invest in bullion.

In addition, as a diversified investment company, the Fund is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government and its agencies and instrumentalities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

PORTFOLIO HOLDINGS INFORMATION. Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures that provide that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available generally to the public by posting on the Fund's Website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, as described below. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

          (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

          (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential;

          (3)  To  service  providers  of  the  Fund,  which  are  subject  to a fiduciary duty to maintain the confidentiality of such information including its administrator, transfer agent, Custodian, and independent registered public accounting firm as is necessary for the performance of their services to the Fund and the Boards of Directors of the Fund;

          (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential;

          (5) To certain broker dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances also required the broker dealer or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund;

          (6) To consultants for purposes of performing analysis of the Fund which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such consultant shall have agreed to keep such information confidential.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief compliance officer fo the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of its affiliates shall accept on behalf of itself, its affiliates or Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such investment companies. The Trustees shall review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Fund is set forth below.


                          TERM OF
                           OFFICE       NUMBER OF
                             AND        FUNDS IN
                          LENGTH OF   FUND COMPLEX
   NAME, POSITION(S)        TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
    ADDRESS 1 AND AGE     SERVED 2       DIRECTOR         DURING PAST FIVE YEARS              HELD BY DIRECTOR 3
    -----------------      ------        -------         ----------------------              -----------------


INTERESTED DIRECTORS 4:
-----------------------
MARIO J. GABELLI           Since 1994      24        Chairman of the Board, Chief         Director of Morgan Group
Chairman of the Board and                            Executive Officer of Gabelli         Holdings, Inc. (transportation
Director                                             Asset Management Inc. and            services)
Age:  62                                             Chief Investment Officer of
                                                     Gabelli Funds, LLC and GAMCO
                                                     Investors, Inc.; Vice
                                                     Chairman and Chief Executive
                                                     Officer of Lynch Interactive
                                                     Corporation (multimedia and
                                                     services)

KARL OTTO POHL             Since 1994      34        Member of the Shareholder            Director of Gabelli Asset
Director                                             Committee of Sal Oppenheim Jr. &     Management Inc. (investment
Age:  75                                             Cie Zurich (private investment       management); Chairman, Incentive
                                                     bank); Former President of the       Capital and Incentive Asset
                                                     Deutsche Bundesbank and Chairman     Management (Zurich); Director at
                                                     of its Central Bank Council          Sal Oppenheim Jr. & Cie, Zurich
                                                     (1980-1991)

                          TERM OF
                           OFFICE       NUMBER OF
                             AND        FUNDS IN
                          LENGTH OF   FUND COMPLEX
   NAME, POSITION(S)        TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
    ADDRESS 1 AND AGE     SERVED 2       DIRECTOR         DURING PAST FIVE YEARS              HELD BY DIRECTOR 3
    -----------------      ------        --------         ----------------------              -----------------


NON-INTERESTED DIRECTORS:
-------------------------

E. VAL CERUTTI             Since 1994      7         Chief Executive Officer of           Director of Lynch Corporation
Director                                             Cerutti Consultants, Inc.;           (diversified manufacturing)
Age:  65                                             Former President and Chief
                                                     Operating Officer of Stella L.C.
                                                     Biscuit Company (through 1992);
                                                     Adviser, Iona College School of
                                                     Business

ANTHONY J. COLAVITA        Since 1994      36        President and Attorney at Law in                    --
Director                                             the law firm of Anthony J.
Age:  69                                             Colavita, P.C.

WERNER J. ROEDER, MD       Since 1994      26        Medical Director of Lawrence                        --
Director                                             Hospital and practicing private
Age:  64                                             physician

ANTHONIE C. VAN EKRIS      Since 1994      20        Managing Director of BALMAC          Director of Aurado Energy, Inc.
Director                                             International, Inc. (commodities)    (oil and gas operations)
Age:  70

SALVATORE J. ZIZZA         Since 2004      23        Chairman, Hallmark Electrical        Director of Hollis Eden
Director                                             Supplies Corp.                       Pharmaceuticals;  Director of
Age: 59                                                                                   Earl Scheib Inc. (automotive
                                                                                          services)
DANIEL E. ZUCCHI           Since 1994      1         President of Daniel E. Zucchi                       --
Director                                             Associates (consulting);
Age:  64                                             Formerly Senior Vice President
                                                     and Director of Consumer
                                                     Marketing of Hearst Magazine
                                                     (through 1995)

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                                       15

                          TERM OF
                           OFFICE       NUMBER OF
                             AND        FUNDS IN
                          LENGTH OF   FUND COMPLEX
   NAME, POSITION(S)        TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
    ADDRESS 1 AND AGE     SERVED 2       DIRECTOR         DURING PAST FIVE YEARS              HELD BY DIRECTOR 3
    -----------------      ------        --------         ----------------------              -----------------

OFFICERS:
---------

CAESAR M.P. BRYAN           Since 1994     --        Senior Vice President of and         --
Chief Investment Officer                             Portfolio Manager with GAMCO
Age:  50                                             Investors, Inc. and Gabelli
                                                     Funds, LLC

BRUCE N. ALPERT            Since 1994      --        Executive Vice President and         --
President and Treasurer                              Chief Operating Officer of
Age:  53                                             Gabelli Funds, LLC since 1988
                                                     and an officer of all mutual
                                                     funds advised by Gabelli Funds,
                                                     LLC and its affiliates.
                                                     Director and President of
                                                     Gabelli Advisers, Inc.


JAMES E. MCKEE             Since 1995      --        Vice President, General Counsel      --
Secretary                                            and Secretary of Gabelli Asset
Age:  41                                             Management Inc. since 1999 and
                                                     GAMCO Investors, Inc. since
                                                     1993; Secretary of all
                                                     investment companies advised by
                                                     Gabelli Advisers, Inc. and
                                                     Gabelli Funds, LLC

PETER GOLDSTEIN            Since 2004                Director of Regulatory Affairs
Chief Compliance Officer                             at Gabelli Asset Management Inc.
Age:  51                                             since February 2004; Vice
                                                     President of Goldman Sachs Asset
                                                     Management from November 2000
                                                     through January 2004; Deputy
                                                     General Counsel at Gabelli Asset
                                                     Management Inc. from February
                                                     1998 through November 2000

------------------------------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director  will hold office for an indefinite  term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Mario J. Gabelli and Karl Otto Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

STANDING BOARD COMMITTEES

The Board of Directors has established three standing committees in connection with their governance of the Fund - Audit, Nominating and Proxy Voting.

The Fund's Audit Committee consists of three members: Messrs. Colavita (Chairman), Roeder and Zizza who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February __, 2005. As set forth in the Charter, the function of the Audit
Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2004, the Audit Committee met twice.

The Fund's Nominating Committee consists of two members: Messrs. Colavita (Chairman), and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee [did not] meet during the year ended December 31, 2004. The Fund does not have a standing compensation committee.

The Proxy Voting Committee consists of three members: Messrs. Roeder (Chairman), Colavita, and van Ekris, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee shall, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                    DOLLAR RANGE OF EQUITY            AGGREGATE DOLLAR RANGE OF EQUITY
                                        SECURITIES HELD                       SECURITIES HELD
NAME OF DIRECTOR                         IN THE FUND*                         IN FUND COMPLEX*
----------------                         ------------                         ----------------

INTERESTED DIRECTORS:
---------------------

Mario J. Gabelli                              [E]                                      [E]

Karl Otto Pohl                                [A]                                      [A]

NON-INTERESTED DIRECTORS:
-------------------------

E. Val Cerutti** [B] [E]

Anthony J. Colavita**                         [B]                                      [E]

Werner J. Roeder                              [B]                                      [E]

Anthonie C. van Ekris**                       [E]                                      [E]

Salvatore J. Zizza                            [A]                                      [E]

Daniel E. Zucchi                              [A]                                      [A]

----------------------------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2004
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 -  $100,000
E.       Over $100,000
** E. Val Cerutti, and Anthonie C. van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation having a value of $[10,450, and $12,540, respectively], as of December 31, 2004. Anthonie van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation having a value of $[57,240] as of December 31, 2004. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and affiliated persons and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company or the Adviser receives any compensation from the Fund for serving as an officer or Director of the Fund. If total net assets of the Fund are in excess of $100,000,000, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone. If total net assets of the Fund are below $100,000,000, the Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $1,000 per annum plus $250 per meeting attended in person or by telephone. Directors are reimbursed for related travel and other out-of-pocket expenses regardless of the amount of total net assets held in the Fund.

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2004.

                               COMPENSATION TABLE

                     AGGREGATE COMPENSATION FROM REGISTRANT
                                  (FISCAL YEAR)

--------------------------------------------------------------------------------------------------
                                                                         TOTAL COMPENSATION FROM
                                         AGGREGATE COMPENSATION FROM        THE FUND AND FUND
         NAME OF PERSON AND POSITION              THE FUND                       COMPLEX*
--------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
--------------------------------------------------------------------------------------------------
    Mario J. Gabelli                     $ 0                             $ 0 (24)
    Chairman of the Board
--------------------------------------------------------------------------------------------------
    Karl Otto Pohl                       $ 0                             $ 0 (33)
    Director
--------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
--------------------------------------------------------------------------------------------------
    E. Val Cerutti                       $ 2,000                         $ 22,500 (7)
    Director
--------------------------------------------------------------------------------------------------
    Anthony J. Colavita                  $ 2,500                         $160,543 (35)
    Director
--------------------------------------------------------------------------------------------------
    Werner J. Roeder, M.D.               $ 2,500                         $ 99,500 (26)
    Director
--------------------------------------------------------------------------------------------------
    Anthonie C. van Ekris                $ 2,000                         $ 73,293 (20)
    Director
--------------------------------------------------------------------------------------------------
    Salvatore J. Zizza 1                 $ 0                             $82,043(23)
    Director
--------------------------------------------------------------------------------------------------
    Daniel E. Zucchi                     $ 1,750                         $1,750 (1)
    Director
--------------------------------------------------------------------------------------------------

* Represents the total compensation paid to such persons during the fiscal year ended December 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

1 Mr. Zizza was elected as a Director of the Fund effective February 25, 2004.

CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services' Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or
(3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser, the principal underwriter or other principal underwriter on the other, the conflict will be brought to the Proxy Committee to determine a resolution. The Proxy Committee may determine to resolve such conflicts itself, may ask the independent Directors of the Fund, which would probably include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund is required to file Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year, commencing August 31, 2004. The filing for the Fund will be available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April __, 2005, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS OF HOLDER OF RECORD               PERCENTAGE OF CLASS

CLASS AAA

CLASS A

CLASS C

------------------------
* Beneficial ownership is disclaimed.

As of April _, 2005, as a group, the Directors and officers of the Fund owned less than 1% of the outstanding shares of each class of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

The Adviser is a New York limited liability company which serves as Adviser to 15 open-end investment companies and [6] closed-end investment companies with aggregate assets in excess of $[12.1] billion as of December 31, 2004. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management, Inc. ("GBL"), the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $[13.0] billion as of December 31, 2004; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates acts as investment adviser to The Westwood Funds with assets under management of approximately $[480] million as of December 31, 2004; Gabelli Securities, Inc., a wholly-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $[692] million as of December 31, 2004. Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $[1.3] billion as of December 31, 2004. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to an Investment Advisory Contract (the "Contract"), which was initially approved by the Fund's sole shareholder on June 15, 1994, and last approved by the Board of Directors including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 15, 2005. Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. For the services it provides, the Adviser is paid an annual fee based on the value of the Fund's average daily net assets of 1.00%. For the fiscal years ended December 31, 2004, 2003, and 2002 the Fund incurred investment advisory fees of $_______, $2,185,890, and $712,107 respectively.

The Contract was most recently approved by the Directors, including a majority of the Directors who are not parties to the Contract or "interested persons" (as such term is defined in the 1940 Act") or any party thereto, on February __, 2005. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Contract. The Directors also reviewed their responsibilities under applicable law.

The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund. The information on these matters to similar information for other mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Contract to the Adviser, additional revenues to the Adviser's affiliates from the Fund's distribution plans, sales loads and portfolio trading commissions, the Fund's absolute and comparative investment performance and the quality of the services provided to the Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the Meeting determined to renew the Contract. In the course of arriving at such a determination the independent Directors relied in particular on particular the comparative investment performance of the Fund over time, the expertise of the portfolio manager and the level of services provided by the Adviser.

Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's custodian and transfer agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises the calculation of the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by Gabelli & Company, Inc. (the "Distributor"), which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the applicable law to be acted upon by the Board.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Directors or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The information below lists other accounts for which the portfolio manager(s) was primarily responsible for day-to-day management during the fiscal year ended December 31, 2004.

                                                                                           # of Accounts
                                                                                            Managed with
                                                         Total                              Advisory Fee       Total Assets with
    Name of Portfolio                                # of Accounts                           Based on        Advisory Fee Based on
         MANAGER        TYPE OF ACCOUNTS                MANAGED         TOTAL ASSETS        PERFORMANCE           PERFORMANCE
         -------        ----------------                -------         ------------        -----------           -----------
     Caesar M.P. Bryan  Registered Investment              4               $186.7M                0                 $0
                        Companies:                                            *
                        Other Pooled Investment            2               $26.9M*                2               $26.9M*
                        Vehicles:
                        Other Accounts:                    1                $1.6M                 0                 $0

*Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages multiple accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. In Mr. Bryan's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts managed by Mr. Bryan, while his compensation structure is the same for all accounts managed by him.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

The compensation of portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive- based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than Mr. Bryan's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, Gabelli Asset Management Inc., of quantitative and qualitative performance evaluation criteria.

Mr. Bryan's compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned the Fund's Portfolio Manager:

                             DOLLAR RANGE OF EQUITY
                                 SECURITIES HELD
         NAME                      IN THE FUND*

         Caesar M.P. Bryan             D

--------------------------------------
*  KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2004
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000

THE SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc., (the "Sub-Administrator"), located at 760 Moore Road, King of Prussia, PA 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%.

PORTFOLIO MANAGER INFORMATION

The table below sets forth other accounts for which a Portfolio Manager or Management Team Member was jointly and primarily responsible for the day-to-day portfolio management, for the most recently completed fiscal year ended December 31, 2004.


                                                                                           # of Accounts
                                                                                            Managed with
     Name of Portfolio                                   Total                              Advisory Fee       Total Assets with
          MANAGER                                    # of Accounts                           Based on        Advisory Fee Based on
      OR TEAM MEMBER    TYPE OF ACCOUNTS                MANAGED         TOTAL ASSETS        PERFORMANCE           PERFORMANCE
      --------------    ----------------                -------         ------------        -----------           -----------
1.  Caesar M.P. Bryan   Registered Investment Companies:   4                $431.2m*             0                 $0
                        Other Pooled Investment Vehicles:  2                 $26.9m*             2              $26.9m*
                        Other Accounts:                    1                  $1.6m              0                 $0

o Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

                         POTENTIAL CONFLICTS OF INTEREST


Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

SELECTION OF BROKER/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among funds or accounts
(such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the

Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Adviser and the fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COUNSEL

Willkie Farr & Gallagher LLP, 787 Eighth Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed independent registered public accountants for the Fund and has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's 12b-1 Plan, the Fund has entered into an Amended and Restated Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a best efforts basis.

No underwriting commissions or redemption compensation was received for the fiscal years ended December 31, 2002 and 2003 by Gabelli & Company, Inc. Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2004.


                           NET UNDERWRITING    COMPENSATION ON
                             DISCOUNTS AND     REDEMPTIONS AND        BROKERAGE       OTHER
                              COMMISSIONS       REPURCHASES          COMMISSIONS   COMPENSATION
Gabelli Gold Fund, Inc.


                               DISTRIBUTION PLANS

The Fund has adopted separate distribution plans (the "Class A Plan," the "Class B Plan," the "Class C Plan" and the "Class AAA Plan," collectively, the "Plans") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and the Fund's Amended and Restated Distribution Agreement. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the Class to which such Plan relates as determined by the Board of Directors. Such activity typically include advertising; compensation for sales and marketing activity of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor.

The Class A, Class B, Class C and Class AAA Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A, Class B, Class C or Class AAA Plans (the Independent Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be committed to the Independent Directors.

Pursuant to the Amended and Restated Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

During the fiscal year ended December 31, 2004, the Fund incurred distribution costs of $_______ payable to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended December 31, 2004, the Distributor identified expenses for the Fund of approximately $______ $______ for overhead support expenses, $_______ for salaries of personnel of the Distributor, $_____ for advanced commissions and $416,200 for third party servicing fees. Pursuant to the Plans, the Fund paid the Distributor $_______, or .25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sale charge permitted by the NASD, Inc.

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A, Class B, and Class C Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged.

The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.

The Adviser currently serves as Adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner, as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale: statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $_______ on portfolio transactions in the principal amount of $___________ during 2004 to broker-dealers that have provided research services to the Adviser.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions.

As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the Procedures contain requirements that the Board, including its independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the past three fiscal years:

                                               Fiscal Year Ended    Commissions
                                                  DECEMBER 31,         PAID
                                                  ------------         ----

Total Brokerage Commissions                           2002          $ 505,108
                                                      2003          $ 488,819
                                                      2004          $

Commissions paid to Gabelli & Company                 2002          $ 400
                                                      2003          $ 0
                                                      2004          $


% of Total Brokerage Commissions                      2004          0.00%
Paid to Gabelli & Company

% of Total Transactions involving Commissions         2004          0.00%
paid to Gabelli & Company

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as we described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1.00% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.


                        DETERMINATION OF NET ASSET VALUE

Net asset value is calculated separately for each class of the Fund. The net asset value of Class B Shares and Class C Shares of the Fund will generally be lower than the net asset value of Class A Shares, Class I Shares or Class AAA Shares as a result of the higher distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities (including options and futures) traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price or a market's official closing price reflected at the close of the regular trading session of the principal market occurring as of or prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portfolio securities traded primarily on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Short-term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. Gold and other precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time determines in good faith to reflect most accurately their fair market value. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities would, if such developments had been reflected in such principal markets, have more than a minimal effort on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from option, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Any gains realized upon the sale of bullion will not count towards the 90% gross income test described above and any bullion owned by the Fund will not count towards the asset diversification requirement described above.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a U.S. federal income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain, its share of the undistributed amount,
(2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On December 31, 2004 the Fund's unused capital loss carryforwards were approximately $[3,194,388]. For U.S. federal income tax purposes, this amount is available to be applied against future capital gains of the Fund that are realized prior to the expiration of the applicable carryforward. The loss carryforwards expire as follows: $351,188 is available through 2006; $2,197,979 is available through 2007; $544,166 is available through 2008; and $101,055 is available through 2009. For the year ended December 31, 2004, the Fund deducted net capital loss carryovers from prior years against its current year net capital gains in the amount of $[2,406,303].

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.

The Fund's  transactions in foreign currencies,  forward contracts,  options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts and will limit the extent to which the Fund will be able to hold bullion.

FOREIGN INVESTMENTS

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat those foreign income taxes paid by the Fund that can be treated as income taxes under U.S. Federal income tax principles as paid by its shareholders. If the Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their eligible portions of this amount against their U.S. income tax liability or to deduct those portions from their U.S. taxable income. Holding period requirements restrict the ability of the Fund to make, and the shareholders to enjoy the benefits of, such an election. No deduction for foreign taxes may be claimed by a shareholder that does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the

Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations


Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACKUP WITHHOLDING

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NOTICES

Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS

         Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

         In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

         Recently enacted legislation would generally exempt from U.S. federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form).

         Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

         However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

FUND MATTERS

The Fund reserves the right to create and issue a number of portfolios, in which case the shares of each portfolio would participate equally in the earnings, dividends, and assets of the particular portfolio and would vote separately to approve management agreements or changes in investment policies, but shares of all portfolios would vote together in the election or selection of Directors, principal underwriters and auditors and, generally, on any proposed amendment to the Fund's Articles of Incorporation.

Upon liquidation of the Fund or any portfolio, shareholders of the affected portfolio would be entitled to share pro rata in the net assets of their respective portfolio available for distribution to such shareholders.

                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund is an open-end management investment company that was organized as a Maryland corporation on May 13, 1994. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Fund's shares. The Fund's Board of Directors is authorized to divide the unissued shares into separate portfolios of stock, each portfolio representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Fund, except that the Class B Shares may convert into Class A Shares as described in the Prospectus. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and the Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, the Fund may send a single copy of Prospectuses and reports to shareholders to all accounts at the same address.

The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

SHAREHOLDER APPROVAL

Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund at a meeting called for the purpose of considering such approval. A majority of the Fund's outstanding securities is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at WWW.GABELLI.COM.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the year ended December 31, 2004, including the Report of Ernst & Young LLP, independent registered public accountants, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S")
                             CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities. A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P'S")
                             CORPORATE DEBT RATINGS

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong. AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION
Item 22. EXHIBITS
         (a)(1)   Articles of  Incorporation  of the  Registrant,  dated May 11,
                  1994, are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 29, 1996 (Accession No. 0001005477-96-000060) ("Post-Effective Amendment No. 3").

         (a)(2) Articles of Amendment to the Articles of Incorporation, dated April 25, 2000, are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000196) ("Post-Effective Amendment No. 8).

         (a)(3) Articles Supplementary to the Articles of Incorporation, dated December 6, 2002, are incorporated by reference to Post-Effective Amendment No 11 to the Registration Statement as filed with the SEC via EDGAR on December 16, 2002 (Accession No. 0000935069-02-001340) ("Post-Effective
                  Amendment No. 11").

         (a)(4) Articles Supplementary to the Articles of Incorporation, dated _______, 2005, to be filed by Amendment.

         (b)      By-Laws  of  the   Registrant,   dated  May  11,   1994,   are
                  incorporated by reference to Post-Effective Amendment No. 3.

         (c)      Not Applicable.

         (d)(1) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated June 15, 1994 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2001, (Accession No. 0000935069-01-500089) ("Post-Effective
                  Amendment No. 9").

         (d)(2) Amendment No. 1 to the Investment Advisory Agreement between Registrant and Gabelli Funds, Inc. (now known as Gabelli Funds, LLC), dated May 17, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         (e)      Amended  and  Restated  Distribution   Agreement  between  the
                  Registrant and Gabelli & Company, Inc., dated May 1, 2000, is incorporated by reference to Post-Effective Amendment No. 9.

         (f)      Not Applicable.

         (g)(1) Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company, dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 10, as filed with the SEC via EDGAR on May 2, 2002 (Accession No. 0000935069-02-000386).

         (g)(2) Form of Subcustodian Agreement (for precious metals) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on June 24, 1994.

         (h)(1) Transfer Agency and Service Agreement between the Registrant and State Street is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000950152-98-003817).

         (i) Consent of Willkie Farr & Gallagher, LLP, Fund Counsel, to be filed by Amendment.

         (i)(2) Opinion of Venable, Baetjer and Howard is incorporated by reference to Post-Effective Amendment No. 8.

         (j)(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, to be filed by Amendment.

         (j)(2) Power of Attorney for Mario J. Gabelli, Caesar M. P. Bryan, E. Val Cerutti, Anthony J. Colavita, Karl Otto Pohl, Werner J. Roeder, Anthonie C. van Ekris, and Daniel E. Zucchi, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 9.

         (j)(3) Power of Attorney for Salvatore J. Zizza, dated April 27, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2004 (Accession No. 0000935069-04-000675).


         (k)      Not Applicable.

         (l) Subscription Agreement with initial shareholder, dated June 15, 1994, is incorporated by reference to Post-Effective Amendment No. 3.

         (l)(2) Purchase Agreement with respect to Class A Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (l)(3) Purchase Agreement with respect to Class B Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (l)(4) Purchase Agreement with respect to Class C Shares of the Fund, dated November 20, 2002, is incorporated by reference to Post-Effective Amendment No. 11.

         (m)(1) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA shares, dated May 1, 2000, is incorporated by reference to Post-Effective Amendment 9.

         (m)(2)   Plan of Distribution  pursuant to Rule 12b-1 relating to Class
                  A  Shares,   dated  February  19,  1999,  is  incorporated  by
                  reference to Post-Effective Amendment No. 11.

         (m)(3)   Plan of Distribution  pursuant to Rule 12b-1 relating to Class
                  B  Shares,   dated  February  19,  1999,  is  incorporated  by
                  reference to Post-Effective Amendment No. 11.

         (m)(4)   Plan of Distribution  pursuant to Rule 12b-1 relating to Class
                  C  Shares,   dated  February  19,  1999,  is  incorporated  by
                  reference to Post-Effective Amendment No. 11.

         (n) Amended and Restated Rule 18f-3 Multi-Class Plan, to be filed by Amendment.

         (o)      Not Applicable.

         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers Inc. and Gabelli Fixed Income LLC is filed herewith.

Item 23.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.
Item 24.          INDEMNIFICATION

                  Under Article V, Section 1, of the Registrant's By-Laws, any past or present director or officer of Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that such director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. In addition, Section 1 provides that to the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, no director or officer of the Fund shall be personally liable to the Fund or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940, as amended from time to time. Under Article V,
                  Section 2, of the Registrant's By-Laws, expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such director or officer to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of the advanced expenses is not authorized under the By-Laws.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 25 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 26.          PRINCIPAL UNDERWRITER
         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., Gabelli Global Series Funds, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, Ned Davis Research Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Westwood Funds.

         (b) The information required by this Item 26 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not Applicable.

Item 27.          LOCATION OF ACCOUNTS AND RECORDS
         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

              1.  Gabelli Funds, LLC
                  One Corporate Center
                  Rye, New York 10580-1422

              2.  PFPC Inc.
                  99 High Street
                  Boston, Massachusetts 02110

              3.  PFPC Inc.
                  760 Moore Road
                  King of Prussia, Pennsylvania 19406

              4.  State Street Bank and Trust Company
                  One Heritage Drive
                  North Quincy, Massachusetts 02171

              5.  Boston Financial Data Services,  Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171

Item 28.          MANAGEMENT SERVICES

                  Not Applicable.
Item 31.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI GOLD FUND, INC., has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 2nd day of March, 2005.


                                         GABELLI GOLD FUND, INC.

                                         By:      /S/ BRUCE N. ALPERT
                                                  --------------------------
                                                  Bruce N. Alpert
                                                  President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 14 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                                DATE

MARIO J. GABELLI*             Chairman of the Board                March 2, 2005
--------------------------
Mario J. Gabelli              (Chief Investment Officer)

/S/ BRUCE N. ALPERT           President and Treasurer              March 2, 2005
--------------------------
Bruce N. Alpert               (Principal Executive Officer and
                              Principal Financial and
                              Accounting Officer)

E. VAL CERUTTI*               Director                             March 2, 2005
--------------------------
E. Val Cerutti

ANTHONY J. COLAVITA*          Director                             March 2, 2005
--------------------------
Anthony J. Colavita

KARL OTTO  POHL*              Director                             March 2, 2005
--------------------------
Karl Otto Pohl

WERNER J. ROEDER*             Director                             March 2, 2005
--------------------------
Werner J. Roeder

ANTHONIE C. VAN EKRIS*        Director                             March 2, 2005
--------------------------
Anthonie C. van Ekris

SALVATORE J. ZIZZA *          Director                             March 2, 2005
--------------------------
Salvatore J. Zizza

DANIEL E. ZUCCHI*             Director                             March 2, 2005
--------------------------
Daniel E. Zucchi

*By: /S/ BRUCE N. ALPERT
         Bruce N. Alpert
         Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT


         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers Inc. and Gabelli Fixed Income LLC.